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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT:  JULY 16, 2003
                       (Date of earliest event reported)

                  INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                                                       13-0871985
          NEW YORK                        1-2360              (IRS employer Identification
  (State of Incorporation)       (Commission File Number)                 No.)

                      ARMONK, NEW YORK                                    10504
          (Address of principal executive offices)                     (Zip Code)

                                       914-499-1900
                              (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

    The registrant's press release dated July 16, 2003, regarding its financial results for the periods ended June 30, 2003, including unaudited consolidated financial statements for the periods ended June 30, 2003, is Attachment I of this Form 8-K.

    Attachment II of this Form 8-K is the transcript of IBM's Chief Financial Officer John R. Joyce's second quarter earnings presentation to securities analysts on Wednesday, July 16, 2003.

    Attachment III of this Form 8-K are the charts for IBM's Chief Financial Officer John R. Joyce's second quarter earnings presentation to securities analysts on Wednesday, July 16, 2003.

    All of the statements and information in Attachment I, Attachment II and Attachment III of this Form 8-K are hereby filed under this Item 5 except for the following statements and information in such attachments that are furnished pursuant to Item 9:

ATTACHMENT I (PRESS RELEASE):

The following statement from the second bullet point on Page 1: "or 11 percent excluding the charges".

The following statement from the initial paragraph on Page 1: "after excluding incremental charges of $1.1 billion after tax,".

The following sentence from the initial paragraph on Page 1: "Second-quarter 2003 income from continuing operations grew 11 percent excluding the charges from the prior-year period for 2002 actions."

The following statement from the final paragraph on Page 3: "which included incremental pre-tax charges of $1.6 billion associated with the realignment of the Microelectronics Division and productivity actions in the second-quarter 2002."

The following statement from the first paragraph on Page 4: "which included pre-tax charges of $1.1 billion for second-quarter 2002 actions."

The following statement from the third paragraph on Page 4: "which included $1.4 billion in charges after tax associated with second-quarter actions,".

The following statement from the final paragraph on Page 4: "which included charges of $1.1 billion after tax associated with second-quarter 2002 actions."

The following statement from the first paragraph on Page 5: "which included $1.4 billion in charges after tax associated with second-quarter 2002 actions,".

ATTACHMENT II (TRANSCRIPT):

THE FOLLOWING SENTENCES FROM PAGE 2:

       - The year-to-year comparisons in the 2nd quarter were affected by the $1.6 billion charge we took last year.

       - If we back out these charges, consistent with most investors' models, pretax profit was up 11%

    .....

       - Our Net Cash from Operations, excluding Global Financing Receivables, was very strong in the 2nd quarter.

THE FOLLOWING STATEMENTS FROM PAGE 8:

but of course that reflects the $1.6 billion of incremental charges we took in last year's 2nd quarter.

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    If we backed out these charges from last year, consistent with Street models, expenses would be up 9.6%.

    Since revenue was up 10.1%, Total Expense-to-Revenue improved by a tenth of a point.

    Underneath this, we significantly improved our expense-to-revenue:

       - in SG&A by five tenths of a point, down to 20.6%, and

       - in R&D by four tenths of a point, down to 5.7%.

    .....

       - Continued workforce rebalancing expense was $153 million dollars, up $53 million from the $100 million we discussed last year.

THE FOLLOWING SENTENCES FROM PAGE 9:

But we assumed that we normally incur roughly $100 million in quarterly workforce rebalancing. That's why we speak of last year's charges as being an incremental $1.6 billion.

THE FOLLOWING SENTENCES FROM PAGE 11:

Net Cash Provided from Operations for the first half, excluding Global Financing Receivables, was $2.7 billion up slightly from last year.

While we were down about $700 million in the 1st quarter, our 2nd quarter was very strong.

ATTACHMENT III (CHARTS):

In the Chart on Page 3 titled "IBM FINANCIAL SUMMARY":

    - the column identified as "Yr/Yr w/o $1.6B 2Q02 Chgs", including all the data in such column except for the number in the row identified as "EPS"; and

    - the row identified as "Net Cash from Operations (Ex. Global Fin. Receivables)", including all the data in such row.

In the Chart on Page 8 titled "IBM EXPENSE SUMMARY":

    - the column identified as "Yr/Yr w/o Chgs", including all the data in such column; and

    - the $1.1B and $1.6B numbers from the column identified as "2Q02 Charges".

In the Chart on Page 10 titled "IBM CASH FLOW ANALYSIS", the row identified as "Net cash from Operations (Cont Ops), excl GF rec.", including all the data in such row.

In the Chart on Page S4 titled "RECONCILIATION FOR COMPARATIVE TRENDS":

    - the column identified as "2Q02 Charges"; including all the data in such column except for the number in the row identified as "Other (Income) & Expense";

    - the column identified as "2Q02 w/o Chgs", including all the data in such column except for the numbers in the rows identified as "Revenue", "Shares (Diluted) (M)" and "EPS"; and

    - the column identified as "B/(W) Yr/Yr w/o Chgs", including all the data in such column except for the numbers in the rows identified as "Revenue" "Shares (Diluted) (M)" and "EPS".

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In the Chart on Page S5 titled "RECONCILIATION TO NET CASH FROM OPERATIONS", the row identified as "Net cash from Operations (Cont. Ops.), excl GF rec", including all the data in such row.

ITEM 9.  REGULATION FD DISCLOSURE

    All the statements and information in Attachment I, Attachment II and Attachment III of this Form 8-K that are not filed pursuant to Item 5 are hereby furnished under Item 12 (Results and Operations and Financial Condition).

    IBM's web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  July 16, 2003

                                         By:          /s/ ROBERT F. WOODS
                                                --------------------------------
                                                       (Robert F. Woods)
                                                  VICE PRESIDENT AND CONTROLLER

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